UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President and Chief Administrative Officer

Effective January 8, 2020, the Board of Directors (the “Board”) of Unico American Corporation (the “Corporation”) appointed David A. Lawless as its Senior Vice President and Chief Administrative Officer.

Mr. Lawless, age 62, is an insurance executive with more than 20 years of experience providing leadership and direction in business management and advanced technology. Before joining the Corporation, Mr. Lawless served as the Chief Administrative Officer and Executive Vice President for Magna Carta Companies (“Magna Carta”), a property and casualty carrier group of companies, and as a member of their board of directors from 2008 to 2018. During that tenure, he was responsible for data center operations, re-designing offshore outsource models, companywide virtualization and quality assurance and he was integral to strategic business planning for the overall business. Since leaving Magna Carta, Mr. Lawless has been engaged in consultancy of technology and business planning matters as well as serving in various civic capacities. He has also been a member of the board of directors of user group for various technology providers such as Phoenix, ImageRight, NetVU, and Scarsdale Ambulance.

Mr. Lawless is the brother-in-law of Andrew L. Furgatch, a member of the Board. There are no other family relationships between Mr. Lawless and any of the Corporation’s directors or executive officers or with any person selected to become an officer or director of the Corporation, nor are there any arrangements or understandings between Mr. Lawless and other persons pursuant to which he was appointed as an executive officer of the Corporation. There are no transactions in which Mr. Lawless has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Mr. Lawless will receive an annual salary of $300,000 in addition to the employee benefits that are customarily provided by the Corporation to its executive officers.

Appointment of Director

As a result of Mr. Lawless’ appointment as Senior Vice President and Chief Administrative Officer, Mr. Furgatch is no longer “independent” within the meaning of the Nasdaq listing standards. On January 8, 2020, in order to maintain compliance with the Nasdaq listing standards, the Board adopted resolutions to fix the number of Board members at nine and appointed Ronald A. Closser to the Board. The Board determined that Mr. Closser is an “independent director” under Rules 5605(a)(2) and 5605(d) of the Nasdaq listing standards and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Mr. Closser’s term as director will expire at the next Annual Meeting of Stockholders and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Closser, 64, has had a lengthy career in the insurance industry, during which he has built new products; reengineered challenging business sectors; designed and launched predictive modeling programs; planned, budgeted, executed and reported on numerous business operations; and obtained extensive operational experience. Mr. Closser served as the Los Angeles Regional Office Underwriting Officer of The Zenith Insurance Companies from 2011 until his retirement in 2018. He was also a vice president at The Zenith Insurance Companies from 2010 to 2011, prior to which he operated an independent consulting firm. From 2005 to 2008, he was Managing Director and Personal Lines Division President for Balboa Insurance Group, based in Southern California, which was acquired in 2008 by Bank of America. From 2002 to 2005, he was Senior Vice President and Chief Casualty Underwriting Officer at CNA headquarters in Chicago, Illinois, and from 1998 to 2002, he operated a consulting firm and retail insurance agency in Florida. From 1996 to 1998, Mr. Closser was the Executive Vice President of Operations at the ING Group U.S. property/casualty operations based in New England, and he was a member of the executive team that successfully sold the operations in 1998. Mr. Closser began his insurance career with the Fireman’s Fund in 1979, working in various underwriting field offices before moving to corporate leadership positions in commercial automobile and general liability, and as national business leader of the fund’s target middle market segment. Mr. Closser holds a Bachelor of Arts degree from Aquinas College in Grand Rapids, Michigan.

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There are no arrangements or understandings between Mr. Closser and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Closser has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act. Mr. Closser will receive a compensation package customarily paid by the Corporation to non-employee directors serving in such capacity and indemnification applicable to all other non-employee directors.

On January 8, 2020, in order to maintain the Corporation’s compliance with Nasdaq listing standards related to board committee membership, Mr. Closser was appointed to replace Mr. Furgatch as a member of the Corporation’s Audit Committee and Compensation Committee. The Board determined that Mr. Closser meets the requirements for audit committee membership set forth in Rule 5605(c)(2)(A) of the Nasdaq listing standards, including with respect to the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The Board also determined that Mr. Closser meets the requirements for service on the Compensation Committee set forth in Rule 5605(d)(2)(A) of the Nasdaq listing standards.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2020, the Board approved Amendment No. 2 (the “Amendment No. 2”) to the Corporation’s Second Amended and Restated Bylaws, to amend Article V, “Officers,” Section 1, to add the new title of Senior Vice President as officers of the Corporation. A copy of the Amendment No. 2 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits. The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Amendment No. 2 to Second Amended and Restated Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: January 14, 2020    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

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